Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Six Months Ended
(Dollars in thousands, except per share data)	June 30,

	2019	2018	% Change

Interest income	$1,020,970	$642,968	58.8%
Interest expense	226,532	84,107	169.3

Net interest income	794,438	558,861	42.2
Provision for loan losses	35,688	24,566	45.3

Net interest income after provision for loan losses	758,750	534,295	42.0

Non-interest income:
Service charges on deposit accounts	42,853	39,938	7.3
Fiduciary and asset management fees	28,057	27,419	2.3
Card fees	22,037	21,032	4.8
Brokerage revenue	19,431	17,085	13.7
Capital markets income	13,291	2,086	nm
Mortgage banking income	12,962	9,887	31.1
Income from bank-owned life insurance	10,466	7,949	31.7
Investment securities losses, net	(1,771)	(1,296)	nm
Increase/(decrease) in fair value of private equity investments, net	2,313	(3,093)	nm
Other non-interest income	19,546	19,426	0.6

Total non-interest income	169,185	140,433	20.5

Non-interest expense:
Salaries and other personnel expense	282,436	225,583	25.2
Net occupancy and equipment expense	78,245	64,134	22.0
Third-party processing expense	36,875	29,012	27.1
Professional fees	15,660	11,789	32.8
FDIC insurance and other regulatory fees	14,629	13,335	9.7
Advertising expense	11,045	10,312	7.1
Merger-related expense	57,140	—	nm
Amortization of intangibles	5,802	583	nm
Other operating expenses	54,705	44,486	23.0

Total non-interest expense	556,537	399,234	39.4

Income before income taxes	371,398	275,494	34.8
Income tax expense	95,028	61,146	55.4

Net income	276,370	214,348	28.9

Less: Preferred stock dividends	6,300	5,119	23.1

Net income available to common shareholders	$270,070	$209,229	29.1%

Net income per common share, basic	1.70	1.77	(3.9)%

Net income per common share, diluted	1.68	1.75	(4.4)

Cash dividends declared per common share	0.60	0.50	20.0

Return on average assets*	1.21%	1.38	(17	)bps
Return on average common equity*	12.65	15.01	(236)

Weighted average common shares outstanding, basic	159,148	118,531	34.3%
Weighted average common shares outstanding, diluted	160,908	119,229	35.0

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2019		2018			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'19 vs '18
						% Change

Interest income	$516,131	504,839	357,394	343,942	329,834	56.5%
Interest expense	118,869	107,664	59,461	52,323	45,257	162.7

Net interest income	397,262	397,175	297,933	291,619	284,577	39.6
Provision for loan losses	12,119	23,569	12,148	14,982	11,790	2.8

Net interest income after provision for loan losses	385,143	373,606	285,785	276,637	272,787	41.2

Non-interest income:
Service charges on deposit accounts	21,994	20,859	20,320	20,582	19,999	10.0
Fiduciary and asset management fees	14,478	13,578	13,805	13,462	13,983	3.5
Card fees	11,161	10,877	10,862	10,608	10,833	3.0
Brokerage revenue	10,052	9,379	9,241	9,041	8,709	15.4
Capital markets income	8,385	4,906	1,693	836	1,118	nm
Mortgage banking income	7,907	5,054	3,781	5,290	4,839	63.4
Income from bank-owned life insurance	5,176	5,290	3,682	3,771	3,733	38.7
Investment securities (losses)/gains, net	(1,845)	75	—	—	(1,296)	nm
Increase/(decrease) in fair value of private equity investments, net	1,455	858	(2,084)	434	(37)	nm
Other non-interest income	11,044	8,502	6,691	7,644	11,506	(4.0)

Total non-interest income	89,807	79,378	67,991	71,668	73,387	22.4

Non-interest expense:
Salaries and other personnel expense	143,009	139,427	113,496	114,341	111,863	27.8
Net occupancy and equipment expense	39,851	38,394	34,260	32,088	32,654	22.0
Third-party processing expense	19,118	17,758	14,803	14,810	15,067	26.9
Professional Fees	9,312	6,348	8,650	6,298	6,284	48.2
FDIC insurance and other regulatory fees	7,867	6,761	4,728	6,430	6,543	20.2
Advertising expense	5,923	5,123	6,834	3,735	5,220	13.5
Earnout liability adjustments	—	—	—	11,652	—	nm
Merger-related expense	7,401	49,738	3,381	6,684	—	nm
Amortization of intangibles	2,410	3,392	292	292	292	nm
Other operating expenses	29,235	25,469	23,478	23,967	26,134	11.9

Total non-interest expense	264,126	292,410	209,922	220,297	204,057	29.4

Income before income taxes	210,824	160,574	143,854	128,008	142,117	48.3
Income tax expense	54,640	40,388	38,784	18,949	30,936	76.6

Net income	156,184	120,186	105,070	109,059	111,181	40.5

Less: Preferred stock dividends and redemption charge	3,150	3,150	3,151	9,729	2,559	23.1

Net income available to common shareholders	$153,034	117,036	101,919	99,330	108,622	40.9

Net income per common share, basic	$0.97	0.73	0.88	0.85	0.92	6.0%

Net income per common share, diluted	0.96	0.72	0.87	0.84	0.91	5.5

Cash dividends declared per common share	0.30	0.30	0.25	0.25	0.25	20.0

Return on average assets *	1.35%	1.06	1.29	1.36	1.42	(7	)bps
Return on average common equity *	14.32	10.98	14.25	13.95	15.39	(107)

Weighted average common shares outstanding, basic	157,389	160,927	116,303	117,241	118,397	32.9%
Weighted average common shares outstanding, diluted	159,077	162,760	116,986	118,095	119,139	33.5

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2019	December 31, 2018	June 30, 2018

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$549,616	$468,426	$404,080
Interest-bearing funds with Federal Reserve Bank	531,488	641,476	613,082
Interest earning deposits with banks	20,271	19,841	33,754
Federal funds sold and securities purchased under resale agreements	49,946	13,821	40,872
Cash and cash equivalents	1,151,321	1,143,564	1,091,788

Investment securities available for sale, at fair value	7,007,012	3,991,632	3,929,962
Mortgage loans held for sale, at fair value	81,855	37,129	53,673

Loans	36,138,561	25,946,573	25,134,056
Allowance for loan losses	(257,376)	(250,555)	(251,725)
Loans, net	35,881,185	25,696,018	24,882,331

Cash surrender value of bank-owned life insurance	766,287	554,134	547,261
Premises and equipment, net	490,644	434,307	428,633
Goodwill	492,390	57,315	57,315
Other intangible assets	61,473	9,875	10,458
Other assets	1,386,036	745,218	738,884
Total assets	$47,318,203	$32,669,192	$31,740,305

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$9,205,066	$7,650,967	$7,630,491
Interest-bearing deposits	28,761,656	19,069,355	18,812,197

Total deposits	37,966,722	26,720,322	26,442,688

Federal funds purchased and securities sold under repurchase agreements	273,481	237,692	207,580
Other short-term borrowings	1,330,000	650,000	—
Long-term debt	2,306,072	1,657,157	1,656,647
Other liabilities	688,112	270,419	265,696
Total liabilities	42,564,387	29,535,590	28,572,611

Shareholders' equity:
Series C Preferred Stock - no par value; 5,200,000 outstanding at June 30, 2018	—	—	125,980
Series D Preferred Stock - no par value. Authorized 100,000,000 shares; 8,000,000 shares issued and outstanding at June 30, 2019, December 31, 2018, and June 30, 2018	195,140	195,140	195,138
Common stock - $1.00 par value. Authorized 342,857,143 shares; 166,079,543 issued at June 30, 2019, 143,300,449 issued at December 31, 2018, and 143,077,973 issued at June 30, 2018; 156,872,026 outstanding at June 30, 2019, 115,865,510 outstanding at December 31, 2018, and 117,841,369 outstanding at June 30, 2018	166,080	143,300	143,078
Additional paid-in capital	3,801,748	3,060,561	3,045,014
Treasury stock, at cost – 9,207,517 shares at June 30, 2019, 27,434,939 shares at December 31, 2018, and 25,236,604 shares at June 30, 2018	(344,901)	(1,014,746)	(916,484)
Accumulated other comprehensive income (loss), net	49,289	(94,420)	(125,720)
Retained earnings	886,460	843,767	700,688
Total shareholders’ equity	4,753,816	3,133,602	3,167,694
Total liabilities and shareholders' equity	$47,318,203	$32,669,192	$31,740,305

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2019		2018
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$6,953,278	6,515,561	4,073,685	4,061,239	4,077,564
Yield	3.04%	3.05	2.45	2.38	2.34
Tax-exempt investment securities(2)(4)	$2,108	20,638	—	89	115
Yield (taxable equivalent)	4.91%	4.45	—	5.91	6.87
Trading account assets(5)	$4,853	2,049	7,493	16,646	23,772
Yield	1.83%	1.30	1.90	2.52	2.79
Commercial loans(3)(4)	$26,353,973	26,140,672	19,150,252	19,025,830	18,857,271
Yield	5.13%	5.16	5.13	4.98	4.85
Consumer loans(3)	$9,423,427	9,180,679	6,476,026	6,298,643	6,092,899
Yield	5.17%	5.10	4.85	4.80	4.76
Allowance for loan losses	$(259,284)	(252,815)	(251,098)	(251,684)	(257,966)
Loans, net(3)	$35,518,116	35,068,536	25,375,180	25,072,789	24,692,204
Yield	5.17%	5.17	5.11	4.99	4.88
Mortgage loans held for sale	$70,497	34,913	36,477	49,030	50,366
Yield	4.27%	4.48	4.79	4.71	4.42
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$511,488	679,477	641,832	544,704	724,537
Yield	2.37%	2.45	2.20	1.90	1.77
Federal Home Loan Bank and Federal Reserve Bank Stock(5)	$234,949	211,408	162,369	163,568	165,845
Yield	3.29%	4.82	4.31	4.41	4.63
Total interest earning assets	$43,295,289	42,532,582	30,297,036	29,908,065	29,734,403
Yield	4.79%	4.80	4.69	4.58	4.47
Interest-Bearing Liabilities
Interest-bearing demand deposits	$6,335,953	6,393,304	4,692,804	4,701,204	5,001,826
Rate	0.71%	0.68	0.41	0.38	0.35
Money Market accounts	$10,024,836	10,244,556	8,050,732	7,936,621	7,791,107
Rate	1.23%	1.18	0.89	0.72	0.55
Savings deposits	$904,183	901,059	815,588	824,935	829,800
Rate	0.05%	0.06	0.04	0.03	0.03
Time deposits under $100,000	$2,245,878	2,238,568	1,242,811	1,205,987	1,161,890
Rate	1.39%	1.24	1.16	0.99	0.82
Time deposits over $100,000	$6,331,665	6,211,067	2,478,649	2,273,582	2,021,084
Rate	1.70%	1.60	1.67	1.46	1.22
Non-maturing brokered deposits	$766,718	937,629	349,480	358,277	262,976
Rate	2.46%	2.60	2.46	2.10	1.94
Brokered time deposits	$1,985,589	1,845,819	1,275,276	1,414,700	1,659,941
Rate	2.28%	2.13	2.03	1.94	1.85
Total interest-bearing deposits	$28,594,822	28,772,002	18,905,340	18,715,306	18,728,624
Rate	1.30%	1.24	0.96	0.83	0.70
Federal funds purchased and securities sold under repurchase agreements	$300,168	233,076	194,370	230,504	207,655
Rate	0.20%	0.22	0.18	0.25	0.35
Other short-term borrowings	$1,090,581	517,456	112,228	146,794	3,024
Rate	2.59%	2.58	2.51	2.12	2.84
Long-term debt	$2,114,819	1,983,910	1,657,022	1,656,743	1,852,094
Rate	3.53%	3.33	3.06	2.87	2.66
Total interest-bearing liabilities	$32,100,390	31,506,444	20,868,960	20,749,347	20,791,397
Rate	1.48%	1.38	1.12	0.99	0.87
Non-interest-bearing demand deposits	$9,304,839	9,054,949	8,014,761	7,672,006	7,539,451
Cost of funds	1.15%	1.07	0.81	0.73	0.64
Net interest margin	3.69%	3.78	3.92	3.89	3.86
Taxable equivalent adjustment	$811	630	181	136	120

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Originated Loans	Total Acquired Loans (1)	Total Loans (1)	Linked Quarter	Total Loans	Year/Year
Loan Type	June 30, 2019	June 30, 2019	June 30, 2019	March 31, 2019	% Change(2)	June 30, 2018	% Change
Commercial, Financial, and Agricultural	$9,717,746	7,800,635	1,917,111	9,566,935	6.3%	$7,271,080	33.6%
Owner-Occupied	6,529,797	5,366,404	1,163,393	6,560,681	(1.9)	5,004,392	30.5
Total Commercial & Industrial	16,247,543	13,167,039	3,080,504	16,127,616	3.0	12,275,472	32.4

Multi-Family	2,113,938	1,342,157	771,781	2,077,666	7.0	1,358,211	55.6
Hotels	1,244,512	761,387	483,125	1,179,395	22.1	755,125	64.8
Office Buildings	2,291,617	1,495,989	795,628	2,300,671	(1.6)	1,429,166	60.3
Shopping Centers	1,677,555	919,244	758,311	1,657,789	4.8	811,186	106.8
Warehouses	696,692	581,980	114,712	725,862	(16.1)	602,707	15.6
Other Investment Property	980,786	826,949	153,837	979,579	0.5	553,201	77.3
Total Investment Properties	9,005,100	5,927,706	3,077,394	8,920,962	3.8	5,509,596	63.4

1-4 Family Construction	219,032	174,242	44,790	215,881	5.9	177,140	23.6
1-4 Family Investment Mortgage	528,358	469,206	59,152	549,120	(15.2)	543,570	(2.8)
Total 1-4 Family Properties	747,390	643,448	103,942	765,001	(9.2)	720,710	3.7

Commercial Development	138,840	65,111	73,729	147,516	(23.6)	61,375	126.2
Residential Development	218,850	126,827	92,023	215,814	5.6	100,246	118.3
Land Acquisition	238,267	172,750	65,517	219,146	35.0	252,244	(5.5)
Land and Development	595,957	364,688	231,269	582,476	9.3	413,865	44.0

Total Commercial Real Estate	10,348,447	6,935,842	3,412,605	10,268,439	3.1	6,644,171	55.8

Consumer Mortgages	5,407,762	3,194,027	2,213,735	5,365,635	3.1	2,750,935	96.6
Home Equity Lines	1,650,745	1,587,854	62,891	1,606,227	11.1	1,453,855	13.5
Credit Cards	258,283	258,283	—	252,762	8.8	238,424	8.3
Other Consumer Loans	2,249,337	2,237,406	11,931	2,037,477	41.7	1,793,916	25.4
Total Consumer	9,566,127	7,277,570	2,288,557	9,262,101	13.2	6,237,130	53.4

Unearned Income	(23,556)	(23,556)	—	(23,655)	(1.7)	(22,717)	3.7

Total	$36,138,561	27,356,895	8,781,666	35,634,501	5.7%	$25,134,056	43.8%

(1)On 1/1/19 $9.29 B of loans (at fair value) were acquired from FCB. The amounts presented in these columns are net of paydowns and payoffs since acquisition date.
(2) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION(1)
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Originated Non-performing Loans	Total Acquired Non-performing Loans(2)	Total Non-performing Loans(3)	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	June 30, 2019	June 30, 2019	June 30, 2019	March 31, 2019	% Change	June 30, 2018	% Change
Commercial, Financial, and Agricultural	$72,934	68,573	4,361	85,917	(15.1)%	$81,231	(10.2)%
Owner-Occupied	13,465	11,557	1,908	13,813	(2.5)	6,076	121.6
Total Commercial & Industrial	86,399	80,130	6,269	99,730	(13.4)	87,307	(1.0)

Multi-Family	—	—	—	1,503	nm	176	nm
Hotels	—	—	—	7,346	nm	—	nm
Office Buildings	300	186	114	221	35.7	670	(55.2)
Shopping Centers	671	613	58	676	(0.7)	412	62.9
Warehouses	—	—	—	—	nm	21	nm
Other Investment Property	7	—	7	—	nm	459	nm
Total Investment Properties	978	799	179	9,746	(90.0)	1,738	(43.7)

1-4 Family Construction	208	208	—	445	(53.3)	—	nm
1-4 Family Investment Mortgage	1,637	1,410	227	1,522	7.6	3,247	(49.6)
Total 1-4 Family Properties	1,845	1,618	227	1,967	(6.2)	3,247	(43.2)

Commercial Development	—	—	—	46	nm	42	nm
Residential Development	1,253	1,253	—	1,569	(20.1)	3,184	(60.6)
Land Acquisition	1,482	1,482	—	1,035	43.2	1,398	6.0
Land and Development	2,735	2,735	—	2,650	3.2	4,624	(40.9)

Total Commercial Real Estate	5,558	5,152	406	14,363	(61.3)	9,609	(42.2)

Consumer Mortgages	13,628	13,628	—	11,556	17.9	4,822	182.6
Home Equity Lines	13,830	13,494	336	14,078	(1.8)	14,265	(3.0)
Other Consumer Loans	4,667	4,667	—	4,249	9.8	1,325	252.2
Total Consumer	32,125	31,789	336	29,883	7.5	20,412	57.4

Total	$124,082	117,071	7,011	143,976	(13.8)%	$117,328	5.8%

(1) For purposes of this table, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.
(2) Represents loans acquired from FCB and designated as non-accrual, net of payments and dispositions since acquisition date
(3) March 31, 2019 total non-performing loans included $23.5 million of acquired non-performing loans, net of payments since acquisition date

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2019		2018			Second Quarter

	Second	First	Fourth	Third	Second	'19 vs '18
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (1)	124,083	143,976	106,733	108,425	117,328	5.8%
Impaired Loans Held for Sale (2)	631	12	1,506	12	2,733	(76.9)
Other Real Estate	14,848	11,329	6,220	8,542	6,288	136.1

Non-performing Assets (1)	139,562	155,317	114,459	116,979	126,349	10.5

Allowance for loan losses	257,376	257,036	250,555	251,450	251,725	2.2

Net Charge-Offs - Quarter	11,778	17,088	13,044	15,257	17,829
Net Charge-Offs - YTD	28,867	17,088	50,410	37,366	22,109
Net Charge-Offs / Average Loans - Quarter (3)	0.13%	0.19	0.20	0.24	0.29
Net Charge-Offs / Average Loans - YTD (3)	0.16	0.19	0.20	0.20	0.18

Non-performing Loans / Loans (1)	0.34	0.40	0.41	0.42	0.47
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE (1)	0.39	0.44	0.44	0.46	0.50
Allowance / Loans	0.71	0.72	0.97	0.98	1.00

Allowance / Non-performing Loans (1)	207.42	178.53	234.75	231.91	214.55
Allowance / Non-performing Loans excluding impaired and acquired loans with no reserve (1)	282.51	291.62	297.68	288.21	262.99

Past Due Loans over 90 days and Still Accruing (1)	$5,851	4,486	3,798	4,856	3,222	81.6
As a Percentage of Loans Outstanding	0.02%	0.01	0.01	0.02	0.01

Total Past Due Loans and Still Accruing (1)	$80,792	88,135	56,927	78,323	55,614	45.3
As a Percentage of Loans Outstanding	0.22%	0.25	0.22	0.31	0.22

Accruing Troubled Debt Restructurings (TDRs)	$126,369	112,205	115,588	114,740	125,310	0.8

(1) For purposes of this table, 2019 non-performing loans and past due loans over 90 days exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.

(2) Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.

(3) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2019	December 31, 2018	June 30, 2018

Tier 1 Capital	$4,094,672	3,090,416	3,156,805
Total Risk-Based Capital	4,913,043	3,601,376	3,668,904
Common Equity Tier 1 Capital Ratio	9.61%	9.95	10.12
Common Equity Tier 1 Ratio (fully phased-in) (5)	9.60	9.92	10.06
Tier 1 Capital Ratio	10.09	10.61	11.25
Total Risk-Based Capital Ratio	12.11	12.37	13.08
Tier 1 Leverage Ratio	8.92	9.60	10.03
Common Equity as a Percentage of Total Assets (2)	9.63	8.99	8.97
Tangible Common Equity Ratio (3) (5)	8.56	8.81	8.77
Book Value Per Common Share (4)	$29.06	25.36	24.16
Tangible Book Value Per Common Share (3)	25.53	24.78	23.58

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.